Nationwide Life Insurance Company • Nationwide Variable Account

Prospectus supplement dated February 12, 2010

to Prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

On September 30, 2009 the Janus Fund Trustees voted to reorganize Janus Class J Shares by renaming Class J Shares as Class T Shares.  The reorganization will be effective on or about February 16, 2010.

The funds in the contract impacted by this change are:

Previous Fund Name	New Fund Name
Janus Worldwide Fund Class J	Janus Worldwide Fund Class T
Janus Fund Class J	Janus Fund Class T
Janus Twenty Fund Class J	Janus Twenty Fund Class T

The information contained in this supplement does not change your rights and obligations under the contract.

For further information or forms, please contact Nationwide at the address and phone number shown on page 1 of your prospectus, or visit www.nationwide.com.